Related Parties Transactions	3 Months Ended
Mar. 31, 2014
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]

15. Related Parties Transactions

In 2012, Mr. Ran made seven separate loans to the Company in amounts ranging from $25,000 to $115,000, bearing interest at rates ranging from 6% to 12%, per annum. All of these loans were repaid by the Company as of December 31, 2012. The aggregate interest expense for these loans was $3,942.
In 2013, Mr. Ran made five separate loans to the Company in amounts ranging from $50,000 to $100,000, bearing interest at the rate of 6% per annum. All of these loans were repaid by the Company as of December 31, 2013. The aggregate interest expense for these loans was $1,124.
In September 2013, the Company received a short-term loan in the amount of $160,000, from a parent of a former member of the board of directors, bearing interest at the rate of 10% per annum.